                                    PART C
                               OTHER INFORMATION

Item 24.      Financial Statements and Exhibits
              ---------------------------------

              (a) Financial Statements.

                  Included in Part A of the Registration Statement:

                  For the Permanent Portfolio:

                    Financial  Highlights  for each  share  outstanding  for the years ended January 31, 1997 through 2001.

                  For the Treasury Bill Portfolio:

                    Financial  Highlights  for each  share  outstanding  for the years ended January 31, 1997 through 2001.

                  For the Versatile Bond Portfolio:

                    Financial  Highlights  for each  share  outstanding  for the years ended January 31, 1997 through 2001.

                  For the Aggressive Growth Portfolio:

                    Financial  Highlights  for each  share  outstanding  for the years ended January 31, 1997 through 2001.

                  Included in Part B of the Registration Statement:

                  For the Permanent Portfolio:

                    Schedule of Investments at January 31, 2001.
                    Statement of Assets and Liabilities at January 31, 2001.
                    Statement of Operations for the Year Ended January 31, 2001.
                    Statements  of Changes  in Net  Assets  for the Years  Ended
                    January 31, 2000 and 2001.

                  For the Treasury Bill Portfolio:

                    Schedule of Investments at January 31, 2001.
                    Statement of Assets and Liabilities at January 31, 2001.
                    Statement of Operations for the Year Ended January 31, 2001.
                    Statements  of Changes  in Net  Assets  for the Years  Ended
                    January 31, 2000 and 2001.

                  For the Versatile Bond Portfolio:

                    Schedule of Investments at January 31, 2001.
                    Statement of Assets and Liabilities at January 31, 2001.
                    Statement of Operations for the Year Ended January 31, 2001.
                    Statements  of Changes  in Net  Assets  for the Years  Ended
                    January 31, 2000 and 2001.

                  For the Aggressive Growth Portfolio:

                    Schedule of Investments at January 31, 2001.
                    Statement of Assets and Liabilities at January 31, 2001.
                    Statement of Operations for the Year Ended January 31, 2001.
                    Statements  of Changes  in Net  Assets  for the Years  Ended
                    January 31, 2000 and 2001.

                  For all Portfolios:

                    Notes to Financial Statements.
                    Independent Auditors' Report of Tait, Weller & Baker.

                  Schedules Omitted:

                    Required schedules are included in Registrant's Reports.

              (b) Exhibits.

                  (1.1) Copy of Articles of Incorporation of Registrant. (a)

                  (1.2) Copy  of  Amendment  to  Articles  of  Incorporation  of
                        Registrant. (f)

                  (2.1) Copy of  Bylaws  (a) and  Amendments  to  Bylaws  (d) of
                        Registrant.

                  (2.2) Copy of Amendment to Bylaws of Registrant. (j)

                  (2.3) Copy of Amended and Restated Bylaws of Registrant. (n)

                  (3)   None.

                  (4)   Specimen copy of Common Stock of Registrant. (a)

                  (5)   Copy of  Investment  Advisory  Contract  by and  between
                        Registrant and World Money Managers dated June 19, 1997.
                        (q)

                  (6)   None.

                  (7)   None.

                  (8.1) Copy of Custodian Contract by and between Registrant and
                        State Street Bank and Trust Company. (c)

                  (8.2) Copy of  Sub-Custodian  Contract  by and  between  State
                        Street Bank and Trust Company and Bank of Delaware.(e)

                  (8.3) Copy of Sub-Custodian  Contract by and between The Chase
                        Manhattan  Bank,  N.A.  and State  Street Bank and Trust
                        Company. (e)

                  (8.4) Copy of  Agreement  by and between  The Chase  Manhattan
                        Bank, N.A. and Registrant. (f)

                  (8.5) Copy of Amendment  to Custodian  Contract by and between
                        Registrant and State Street Bank and Trust Company. (h)

                  (8.6) Copy of Amendment  to Custodian  Contract by and between
                        Registrant and State Street Bank and Trust Company. (p)

                  (9.1) Copy  of  Transfer   Agent   Agreement  by  and  between
                        Registrant and AIM Financial Services, Inc. (f)

                  (9.2) Copy of  Administrative  Agreement by and between  World
                        Money  Managers  and  Permanent  Portfolio  Information,
                        Inc.(f)

                 (10)   Opinion and Consent of Richard B. Rolnick,  Esq.,  filed
                        with  respect to the  Registration  Statement  under the
                        Securities Act of 1933. (l)

                 (11)   Consent  and  Report  of  Ernst  &  Young,   Independent
                        Auditors. (o)

                 (11.1) Consent  and  Report of Ernst & Young  LLP,  Independent
                        Auditors. (p)

                 (11.2) Consent and Report of KPMG LLP, Independent Auditors. (s)

                 (11.3) Consent of Tait, Weller & Baker, Independent Auditors.

                 (12)   None.

                 (13)   None.

                 (14)   Copy  of  prototype  of  Individual  Retirement  Account
                        Custodial  Account Agreement to be entered into by those
                        of   Registrant's   shareholders   who  so  desire   and
                        Registrant's Custodian. (g)

                 (14.1) Copy  of   Universal   Individual   Retirement   Account
                        Information Kit for Traditional and Roth IRAs, including
                        Adoption Agreement and Transfer Form,  effective January
                        1, 1998,  to be entered  into by those of  Registrant's,
                        shareholders who so desire & Registrant's Custodian. (r)

                 (14.2) Copy  of  Retirement  Plan Custodial  Services Agreement
                        by and  between Registrant and State Street Bank &Trust
                        Company dated October 21, 2000. (s)

                 (15)   None.

                 (16)   Schedules of Calculations of Performance Data.

                 (17)   None.

                 (18)   Code of Ethics of Registrant and World Money Managers. (s)

         -----------------

     (a)  Filed as Exhibits  (1),  (2) and (4),  respectively,  to  Registrant's
          Registration  Statement  on Form N-1,  filed  with the  Commission  on
          January 12, 1982, and incorporated herein by this reference.

     (c)  Filed as Exhibit (8) to Amendment No. 2 to  Registrant's  Registration
          Statement on Form N-1,  filed with the Commission on July 8, 1982, and incorporated herein by this reference.

     (d)  Filed as Exhibit (2) to Amendment No. 3 to  Registrant's  Registration
          Statement on Form N-1,  filed with the Commission on October 12, 1982, and incorporated herein by this reference.

     (e)  Filed as Exhibit (8) to Post-Effective Amendment No. 3 to Registrant's
          Registration  Statement  on Form N-1A,  filed with the  Commission  on
          April 1, 1985, and incorporated herein by this reference.

     (f)  Filed as Exhibits (1), (8) and (9),  respectively,  to  Post-Effective
          Amendment No. 4 to Registrant's  Registration  Statement on Form N-1A,
          filed with the Commission on March 7, 1986, and incorporated herein by this reference.

     (g)  Filed as Exhibit (14) to  Registrant's  Annual Report on Form N-1R for
          the year ended December 31, 1983 and the month ended January 31, 1984, and incorporated herein by this reference.

     (h)  Filed as Exhibit (8) to Post-Effective Amendment No. 5 to Registrant's
          Registration  Statement  on Form N-1A,  filed with the  Commission  on
          March 17, 1987, and incorporated herein by this reference.

     (i)  Filed  as  Exhibit  (10)  to   Post-Effective   Amendment   No.  7  to
          Registrant's  Registration  Statement  on Form  N-1A,  filed  with the
          Commission  on  March  31,  1988,  and  incorporated  herein  by  this reference.

     (j)  Filed  as  Exhibit  (2)  to   Post-Effective   Amendment   No.  10  to
          Registrant's  Registration  Statement  on Form  N-1A,  filed  with the
          Commission on May 31, 1990, and incorporated herein by this reference.

     (l)  Filed  as  Exhibit  (10)  to   Post-Effective   Amendment  No.  13  to
          Registrant's  Registration  Statement  on Form  N-1A,  filed  with the
          Commission  on  July  29,  1991,  and  incorporated   herein  by  this
          reference.

     (n)  Filed  as  Exhibit  (2)  to   Post-Effective   Amendment   No.  16  to
          Registrant's  Registration  Statement  on Form  N-1A,  filed  with the
          Commission on June 1, 1993, and incorporated herein by this reference.

     (o)  Filed  as  Exhibit  (11)  to   Post-Effective   Amendment  No.  17  to
          Registrant's  Registration  Statement  on Form  N-1A,  filed  with the
          Commission  on  April  5,  1994,  and  incorporated   herein  by  this
          reference.

     (p)  Filed  as  Exhibits  (8) and  (11),  respectively,  to  Post-Effective
          Amendment No. 19 to Registrant's  Registration Statement on Form N-1A,
          filed with the Commission on May 31, 1995, and incorporated  herein by this reference.

     (q)  Filed  as  Exhibit  (5)  to   Post-Effective   Amendment   No.  22  to
          Registrant's  Registration  Statement  on Form  N-1A,  filed  with the
          Commission on July 3, 1997, and incorporated herein by this reference.

     (r)  Filed  as  Exhibit  (14)  to  Post-Effective  Amendment  No.  24  to
          Registrant's Registration  Statement  on Form  N-1A,  filed  with  the
          Commission  on  July  26,  1999,  and  incorporated   herein  by  this
          reference.

     (s)  Filed as Exhibits (11), (14) and (18), respectively, to Post-Effective
          Amendment No. 25 to Registrant's Registration Statement on Form N-1A,
          filed with the Commission on May 31, 2000, and incorporated herein by this reference.

Item 25.      Persons Controlled by or Under Common Control with Registrant
              -------------------------------------------------------------

              None.

Item 26.      Number of Holders of Securities
              -------------------------------

              The number of record  holders of  the only class of  securities of
              Registrant  issued  and  outstanding  as of  April 20, 2001   was
              as follows:

                    Title of Class               Number of Record Holders
              -----------------------------      ------------------------
              Common Stock, $.001 par value:
                   Permanent Portfolio                   2,464
                   Treasury Bill Portfolio               2,116
                   Versatile Bond Portfolio                418
                   Aggressive Growth Portfolio             795
                                                        ------
              Total                                      5,793
                                                        ======

Item 27.      Indemnification
              ---------------

              Reference  is made to Part One,  Paragraph  (5) of the  Investment
              Advisory Contract filed as Exhibit (5) hereto.

              Reference is made to Section  2-418 of the  Maryland  Corporations and Associations Law, which generally provides for indemnification of directors,  officers, employees and agents by reason of service in that capacity unless it is established that the act or omission of the  person  was  material  to the  matter  giving  rise to the proceeding,  and was  committed  in bad faith or was the result of active or deliberate  dishonesty,  or the person actually received an improper personal benefit in money,  property or services,  or, in the case of any criminal proceeding,  the person had reasonable cause to believe that the act or omission was unlawful.

              Reference  is made to Article  VIII of the  Amended  and  Restated
              Bylaws of the Registrant filed as Exhibit (2.3) hereto.

              Insofar  as  indemnification  for  liabilities  arising  under the
              Securities Act of 1933 may be permitted to directors,  officers or controlling  persons of the Registrant,  pursuant to the foregoing provisions,  or otherwise, the Registrant has been advised that in the  opinion  of  the  Securities  and  Exchange  Commission  such indemnification  is against  public policy as expressed in the Act and is,  therefore,  unenforceable.  In the event that a claim for indemnification  against such liabilities  (other than the payment by the  Registrant  of  expenses  incurred  or paid by a director, officer or controlling  person of the Registrant in the successful defense of any  action,  suit or  proceeding)  is asserted by such director,  officer or  controlling  person in connection  with the securities being  registered,  the Registrant will,  unless in the opinion of its counsel the matter has been settled by  controlling precedent,  submit  to a court  of  appropriate  jurisdiction  the question  whether  such  indemnification  by it is against  public policy as  expressed  in the Act and will be governed by the final adjudication of such issue.

Item 28.      Business and Other Connections of Investment Adviser
              ----------------------------------------------------

              See  "Management"  in the  Prospectus  included  as part A of this
              Registration  Statement and  "Organization and  Management" in the
              Statement of  Additional  Information  included  as part B of this
              Registration Statement.

Item 29.      Principal Underwriters
              ----------------------

              (a) None.

              (b) None.

              (c) None.

Item 30.      Location of Accounts and Records
              --------------------------------

              Accounts,  books and other documents  required by Section 31(a) of the  Investment  Company Act of 1940, as amended,  and Rules 31a-1 and 31a-2  promulgated  thereunder  are maintained and held in the offices  of  Registrant  and its  Investment  Adviser,  625 Second
              Street, Suite 102, Petaluma, California 94952.

              Records covering  shareholder  accounts are maintained and kept by
              Registrant's  Transfer Agent, J. P. Morgan Investor Services Co.,
              73 Tremont Street, Boston, Massachusetts 02108.

              Records covering portfolio transactions are maintained and kept by
              Registrant's  Custodian,  State Street Bank and Trust Company, The
              Joseph  Palmer  Building-North  Wing,  One Heritage  Drive,  North
              Quincy, Massachusetts 02171.

Item 31.      Management Services
              -------------------

              Inapplicable.

Item 32.      Undertakings
              ------------

              Inapplicable.

                                   SIGNATURES
                                   ----------

     Pursuant  to  the  requirements  of the  Securities  Act of  1933  and  the
Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements  for  effectiveness  of this  Post-Effective  Amendment  No.  26 to
Registration  Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has  duly  caused  this  Post-Effective  Amendment  No.  26 to  Registration
Statement  to be  signed  on its  behalf  by  the  undersigned,  thereunto  duly authorized,  in the City of Petaluma, and State of California on the 31st day of
May, 2001.

                                       PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

                                        By   TERRY COXON
                                            -----------------------------------
                                             Terry Coxon, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective  Amendment No. 26 to Registration Statement has been signed below by the following persons in the capacities indicated on May 31, 2001.

*DAVID P. BERGLAND                  Director
-----------------------------
David P. Bergland

*HUGH A. BUTLER                     Director
-----------------------------
Hugh A. Butler

TERRY COXON                         President and Director
-----------------------------       (principal executive officer)
Terry Coxon

MICHAEL J. CUGGINO                  Treasurer and Director
-----------------------------       (principal financial and accounting officer)
Michael J. Cuggino

ROBERT B. MARTIN, JR.               Secretary and Director
-----------------------------
Robert B. Martin, Jr.

*MARK TIER                          Director
-----------------------------
Mark Tier

*By:       TERRY COXON
    ------------------------------------
           Terry Coxon, Attorney-in-fact